PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

TH4798

THORNBURG INVESTMENT TRUST SUPPLEMENT
Dated May 13, 2021

to the

THORNBURG FUNDS PROSPECTUS
applicable to Class A, C, C2, D and I shares
dated February 1, 2021, as supplemented April 6, 2021,

to the

THORNBURG LONG/SHORT EQUITY FUND SUMMARY PROSPECTUS
for Class I shares

and to the

THORNBURG INVESTMENT TRUST’S STATEMENT OF ADDITIONAL INFORMATION
applicable to Class A, C, C2, D and I shares
dated February 1, 2021, as supplemented April 6, 2021

NOTICE OF LIQUIDATION OF THORNBURG LONG/SHORT EQUITY FUND

On May 12, 2021, the Trustees of Thornburg Investment Trust (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved the liquidation and dissolution of the Thornburg Long/Short Equity Fund (the “Fund”), a series of the Trust. The Fund will be liquidated on or around June 25, 2021 (the “Liquidation Date”) pursuant to a Plan of Liquidation and Dissolution approved by the Trustees. On the Liquidation Date, the Fund will distribute pro rata to its respective shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Trust deem appropriate. Once the distribution is complete, the Fund will be dissolved. Amounts paid on the Liquidation Date to shareholders who hold their Fund shares in a taxable account will generally be subject to federal and, as applicable, state and local income taxes. Please consult your tax advisor about the potential tax consequences.

IN LIGHT OF THE PLANNED LIQUIDATION, EFFECTIVE MAY 21, 2021 SHARES OF THE FUND WILL NO LONGER BE OFFERED TO NEW INVESTORS OR EXISTING INVESTORS OR BE AVAILABLE FOR EXCHANGES FROM OTHER FUNDS OF THE TRUST. EXISTING SHAREHOLDERS MAY, HOWEVER, CONTINUE TO REDEEM THEIR SHARES OF THE FUND UP UNTIL THE LIQUIDATION DATE.

To prepare for the liquidation and dissolution of the Fund, the Fund’s portfolio holdings will be reduced to cash or cash equivalents, and will no longer be managed to meet its stated investment objective.